                                                                   Exhibit 10.87


     RECORDING REQUESTED BY



     AND WHEN RECORDED MAIL TO:
                                                   [RECORDER'S STAMP]
UNIVERSAL TITLE ESCROW
1205 E. Chapman Ave
Orange, CA 92866

--------------------------------------------------------------------------------


                    MODIFICATION TO DEED OF TRUST AND RIDER

THAT CERTAIN DEED OF TRUST DATED:  October 29, 1999  AND RECORDED ON November 3
                                   ------------------                -----------
1999 As instrument No.   19990459020  , WHEREIN Llo Gas, Inc. WAS TRUSTOR AND
                      ----------------
SBS TRUST DEED NETWORK, WAS TRUSTEE, AND TIME OUT LLC WAS BENEFICIARY, COVERING THE PROPERTY LEGALLY DESCRIBED AS: SEE EXHIBIT "A" FOR LEGAL DESCRIPTION, IS HEREBY MODIFIED IN THE FOLLOWING PARTICULARS ONLY:

RIDER TO NOTE & DEED OF TRUST IS MODIFIED TO DELETE ITEM 2)

ALL OTHER TERMS AND CONDITIONS OF SAID DEED OF TRUST AND RIDER TO NOTE & DEED OF TRUST REMAIN UNAFFECTED AND IN FULL FORCE AND EFFECT.

DATED:      November 23, 1999
      ------------------------------

Llo-Gas, INC., a Delaware corporation      TIME OUT LLC, a California limited
                                           liability company


       /s/ John Castellucci                     /s/  James Borba
-------------------------------------      -----------------------------------
BY:    John Castellucci, CEO/Chairman      BY:  James Borba, Managing Member


                                                /s/ Joseph Borba
                                           -----------------------------------
                                           By:  Joseph Borba

STATE OF    California
        ------------------
COUNTY OF     Orange
         -----------------

On     November 23, 1999     before me      Mildred N. Cork      ,
   --------------------------          ---------------------------
personally appeared           John Castellucci
                   -----------------------------------------------

[_] personally known to me OR [_]    proved to me on the basis of satisfactory
                                     evidence to be the person(s) whose name(s)
                                     is/are subscribed to the within instrument
        [NOTARY SEAL]                and acknowledged to me that he/she/they
                                     executed the same in his/her/their
                                     authorized capacity(ies), and that by
                                     his/her/their signature(s) on the
                                     instrument the person(s), or the entity
                                     upon behalf of which the person(s) acted, executed the instrument.

                                     WITNESS my hand and official seal.

                                            /s/ Mildred N. Cork
                                     ------------------------------------
                                            SIGNATURE OF NOTARY

STATE OF     CALIFORNIA   }
COUNTY OF       Orange    } SS.
          --------------


On     December 10, 1999      before me
   ---------------------------          --------
          Mildred N. Cork                             [FOR NOTARY SEAL OR STAMP]
------------------------------------------------,
personally appeared  James A. Borba and Joseph Borba
                    ---------------------------------
_____________________________________________________
_____________________________________________________

personally known to me (or proved to me on the basis of           [NOTARY SEAL]
satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature      /s/ Mildred N. Cork
         --------------------------------

                                  Exhibit "A"

The land referred to in this report is situated in the County of SAN BERNARDINO, State of California and described as follows:

Legal Description:


THE SOUTH ONE-HALF OF THE EAST ONE-HALF OF THE EAST ONE-HALF OF FARM LOT 840, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO MAP SHOWING SUBDIVISION OF LANDS BELONG TO SEMI-TROPIC LAND AND WATER COMPANY, AS PER MAP RECORDED IN BOOK 11 OF MAPS, PAGE 12, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THE NORTH 75 FEET OF THE EAST 180 FEET THEREOF.

ALSO EXCEPTING THAT PORTION CONVEYED TO THE STATE OF CALIFORNIA BY DEED RECORDED FEBRUARY 6, 1958 IN BOOK 4430 OF OFFICIAL RECORDS, PAGE 391, RECORDS OF SAID COUNTY.

AREAS AND DISTANCES OF THE ABOVE DESCRIBED PROPERTY ARE COMPUTED TO THE CENTER LINE OF ALL ADJOINING STREETS AND ROADS.